Trophy Signature Homes | Hollyhock, Frisco, TX Exhibit 99.2 Move-Up Series THIRD QUARTER INVESTOR CALL PRESENTATION 2019

FORWARD-LOOKING STATEMENTS This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company’s business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the SEC. Any forward-looking statements made are subject to risks and uncertainties, many of which are beyond management’s control. These risks include the risks described in the Company’s filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. The Company presents Adjusted Pre-tax Income Attributable to Green Brick, Adjusted Pre-tax Income Attributable to Green Brick as a Percentage of Total Revenues, Pre-tax Income Return on Average Invested Capital (annualized), EBITDA, Net Income Return on Average Equity (annualized), and Adjusted Homebuilding Gross Margin. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP. Beginning in the first quarter of 2019, the Company reclassified its sales commission expenses from cost of residential units to selling, general and administrative expense in the consolidated statements of income. There was no impact to net income from the reclassification in any period. 2

MANAGEMENT PRESENTERS Jim Brickman Rick Costello Jed Dolson Chief Executive Officer Chief Financial Officer President of Texas Region • Over 40 years in real estate development • Over 26 years of financial and operating • Over 15 years of land development and and homebuilding. experience in all aspects of real estate property acquisition. management. • Co-founded JBGL with Greenlight Capital in • Head of GRBK land acquisitions since 2010. 2008. JBGL was merged into Green Brick in • Previously served as CFO and COO of GL 2014. Homes, as AVP of finance of Paragon Group • Masters Degree in Engineering, Stanford and as an auditor for KPMG. University, and Registered Engineer, State of • Previously served as Chairman and CEO of Texas. Princeton Homes and Princeton Realty Corp. • M.B.A from Northwestern University’s Kellogg School. BUILDING COMMUNITIES | DEVELOPING DREAMS 3

GREEN BRICK IS A DIVERSIFIED BUILDER WITH 8 BRANDS IN 4 MAJOR MARKETS Team Builders Market Products Offered Price Range Structure Townhomes $320k - $880k Atlanta, GA Single Family Consolidated(1) $340k - $840k Condominiums Financial Services Townhomes $240k - $430k Consolidated(1) / Dallas, TX Single Family $320k - $620k Townhomes Consolidated(1) Dallas, TX $350k - $800k 49% ownership Single Family Consolidated(1) Dallas, TX Luxury Homes $550k - $750k 100% ownership Single Family Consolidated(2) Vero Beach, FL $200k - $675k Patio Homes Townhomes Colorado Springs, CO $250k - $600k Equity Interest(3) Single Family Consolidated(4) Dallas, TX Single Family $199k - $500k (1) GRBK receives lot sale profits and lending profits before non-controlling interests participate in profits (2) 80% ownership (3) 49.9% ownership with contractual pathway to control (4) 100% ownership BUILDING COMMUNITIES | DEVELOPING DREAMS 4

MARKET UPDATE – JOB GROWTH National Economic Overview Top Job Growth Markets Ranked by Change in Employment, TTM August 2019 Rank MSA Employment Growth Growth % 1 New York-Newark-Jersey City, NY-NJ-PA 9,938,000 134,200 1.4% 2 Dallas-Fort Worth-Arlington, TX 3,810,900 115,800 3.1% 3 Houston-The Woodlands-Sugar Land, TX 3,166,900 81,900 2.7% 4 Los Angeles-Long Beach-Anaheim, CA 6,202,900 71,600 1.2% 5 Seattle-Tacoma-Bellevue, WA 2,122,600 63,200 3.1% 6 San Francisco-Oakland-Hayward, CA 2,508,800 59,100 2.4% 7 Phoenix-Mesa-Scottsdale, AZ 2,160,400 57,600 2.7% 8 Miami-Fort Lauderdale-West Palm Beach, FL 2,725,800 53,100 2.0% 9 Orlando-Kissimmee-Sanford, FL 1,347,400 51,600 4.0% 10 Chicago-Naperville-Elgin, IL-IN-WI 4,830,400 47,500 1.0% 11 Atlanta-Sandy Springs-Roswell, GA 2,848,100 42,500 1.5% 12 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,960,500 41,500 1.4% 13 Riverside-San Bernardino-Ontario, CA 1,530,200 37,300 2.5% 14 Washington-Arlington-Alexandria, DC-VA-MD-WV 3,334,700 33,600 1.0% 15 Denver-Aurora-Lakewood, CO 1,547,700 29,600 1.9 % Source: Metrostudy, August 2019 BUILDING COMMUNITIES | DEVELOPING DREAMS 5

MARKET UPDATE - STARTS We are 2% to 5% of the starts in three of the largest housing markets in the U.S., giving us significant opportunity for growth National Housing Market Annual Starts by Market – TTM September 2019 40,000 35,000 33,572 30,000 29,435 25,000 26,380 25,461 24,095 20,000 19,703 17,562 15,000 16,717 14,499 10,000 13,135 5,000 Denver/ Northern Southern Colorado Phoenix/ Central Dallas /Ft. San Antonio California California Austin Springs* Atlanta Tucson Florida Houston Worth 0 Source: Metrostudy, September 2019 *GRBK has also entered the Colorado Springs market through our unconsolidated investment in Challenger Homes. BUILDING COMMUNITIES | DEVELOPING DREAMS 6

LAND POSITION Land is well positioned in attractive submarkets Atlanta Metro Area Dallas Metro Area Submarket Grades GRBK Locations Most desirable Desirable area Median desirability More affordable Most affordable Land position highlights 85 36* 92 Active selling communities Communities Projected active selling communities as of 9.30.19 under development expected by either *Includes 26 communities under active development and 10 communities in the engineering phase (i.e. pre-development) 12.31.19 or 3.31.20 Source: John Burns Real Estate Consulting (Regional Analysis and Forecast Published October 2019) Note: GRBK Locations are approximately to scale BUILDING COMMUNITIES | DEVELOPING DREAMS 7

SUSTAINED GROWTH THROUGH PRUDENT LAND DEVELOPMENT We have the strong balance sheet and operational excellence for continued growth LTM Total Revenue and End of Period Lot Supply for Green Brick Partners* September 2019 800,000 10000 9000 700,000 8000 600,000 7000 500,000 6,414 6000 400,000 6,235 5000 Lots Dollars($) 4,495 4000 300,000 4,235 3,650 3000 200,000 3,316 2000 2,855 100,000 1,724 1,843 1000 840 1,084 954 - 0 12.31.11 12.31.12 12.31.13 12.31.14 12.31.15 12.31.16 12.31.17 12.31.18 9.30.19 Lots Controlled Lots Owned Total Revenue * Revenue information prior to October 27, 2014 are from JBGL Builder Finance, LLC and its consolidated subsidiaries and affiliated companies, whose assets were acquired by GRBK on October 27, 2014. BUILDING COMMUNITIES | DEVELOPING DREAMS 8

GROWTH DRIVERS Green Brick continues to demonstrate industry-leading growth with industry-low financial leverage Total Revenue ($ in Millions) Backlog ($ in Millions) Lots Owned and Controlled $800 $350 10000 $700 $300 $746.7 $319.7 8000 9,269 $600 $250 $500 $200 6000 $400 $150 $300 4000 $100 $200 + + + + + + 30% YOY 30% YOY 88% YOY 3% YOY 2000 42% YOY 14% YOY $100 $50 $0 $0 0 LTM 9.30.2017 LTM 9.30.2018 LTM 9.30.2019 9.30.2017 9.30.2018 9.30.2019 9.30.2017 9.30.2018 9.30.2019 Average Selling Communities Units Started LTM Units Under Construction 90 2000 1400 1200 1,306 75 81 1,781 1500 1000 60 800 45 1000 600 30 400 +23% YOY +25% YOY 500 +41% YOY +24% YOY +56% YOY +17% YOY 15 200 0 0 0 YTD 9.30.2017 YTD 9.30.2018 YTD 9.30.2019 LTM 9.30.2017 LTM 9.30.2018 LTM 9.30.2019 9.30.2017 9.30.2018 9.30.2019 BUILDING COMMUNITIES | DEVELOPING DREAMS 9

GREEN BRICK IS A DIVERSIFIED BUILDER Rapidly expanding into entry-level and first-time move-up homes with over 1,600 newly acquired homesites for Trophy Signature Homes Home Closings Revenue Revenue in Millions, ASP in Thousands Townhomes, Condominium, Single-Family Total and Attached Homes $450 $450 $800 $436.0 $400 $400 $700 $698.5 $350 $350 $600 $300 $300 $500 $535.1 $250 $250 $270.3 $264.8 $262.5 $400 $232.5 $419.2 $200 $200 +28% YOY +31% YOY $186.7 +42% YOY -1% YOY + 16% YOY +61% YOY $300 $150 $150 $200 $100 $100 $50 $50 $100 $0 $0 $0 LTM 3Q17 (45% of total) LTM 3Q18 (49% of total) LTM 3Q19 (38% of total) LTM 3Q17 (55% of total) LTM 3Q18 (51% of total) LTM 3Q19 (62% of total) LTM 3Q17 (ASP $430.8) LTM 3Q18 (ASP $446.7) LTM 3Q19 (ASP $440.2) BUILDING COMMUNITIES | DEVELOPING DREAMS 10

HOMEBUYER CUSTOMER DIVERSIFICATION IN TEXAS, GEORGIA, & FLORIDA MARKETS We also manage risk by diversifying our homebuyer customer mix Homebuyer Customer Mix LTM GRBK Homebuilding Revenues by Product Type LTM 9.30.17 Homebuilding Revenues LTM 9.30.18 Homebuilding Revenues LTM 9.30.19 Homebuilding Revenues 4% 3% 6% 16% 15% 11% 16% 44% 28% YOY 31% YOY Growth Growth 46% 40% 34% 34% 30% Total: $419.2M Total: $535.1M Total: $698.5M Suburban Townhouse Second Time Plus Move-Up First Time Move-Up Age Targeted Urban BUILDING COMMUNITIES | DEVELOPING DREAMS 11

GREEN BRICK RECENT NEWS Recent Developments and Press Releases June 2019 • The Providence Group of Georgia announces new 122-home community in Alpharetta, GA. • Green Brick Partners’ subsidiary, CB JENI Homes, announces Terraces of Las Colinas, a new 79-townhome community in Irving, TX. $610.0 $462.6 July 2019 $391.9 • New Cibolo Hills development to add 350 homes for Trophy Signature Homes growth. • The Providence Group of Georgia announces Haynes Bridge, its newest community in Gwinnett County, GA with 250 planned homesites. +18% YOY +32% YOY August 2019 • Green Brick Partners issues $75.0 million of senior unsecured notes due in 2026 at a fixed rate of 4.00% per annum to Prudential Private Capital in a Section 4(a)(2) private placement transaction. • Southgate Homes expands into Lucas, TX with new Brockdale Estates, a 43-home community. September 2019 • Green Brick Partners makes Fortune's list of 100 Fastest Growing Companies in the world. • Appen Media Group awards Best Home Builder to The Providence Group of Georgia. BUILDING COMMUNITIES | DEVELOPING DREAMS 12

GREEN BRICK CLOSES $75 MILLION 4.00% SENIOR UNSECURED NOTES Notes will fund future growth at long-term rates significantly lower than peers • On August 8, 2019, we closed a $75.0 million private placement of senior unsecured notes due in 2026 with Prudential Private Capital, one of the world’s largest and most reputable financial institutions. • The Company does not expect to have the need to access the public debt markets for several years. • Our superior credit metrics allowed us to price 7-year notes at a fixed rate of 4.00%. This rate is only slightly higher than the long-term rates paid by the lower-leveraged large-cap builders and more attractive than the long-term rates paid by all small-cap and all mid-cap builders. +51% YOY GRBK Average Small-Cap Peers(1) Lennar(2) Pulte(3) Years Remaining 7.0 6.8 6.8 6.6+32% YOY Coupon Rate 4.0% 6.3% 5.3% 5.5% Yield to Maturity 4.0% 6.2% 4.1% 4.0% Debt Rating (S&P) N/A B- to BB- BB+ BB+ (1) Average Small Cap Peers represent senior notes issued by BZH, CCS, LGIH, and WLH from 5.30.17 through 5.23.19 (2) Analysis based on senior notes issued 6.11.2018 (CUISP 526057CT9) (3) Analysis based on senior notes issued 3.01.2016 (CUISP 745867AW1) Source: Bloomberg, public filings; Pricing as of August 1, 2019 BUILDING COMMUNITIES | DEVELOPING DREAMS 13

FINANCIAL HIGHLIGHTS
(Unaudited)

(Dollars in Millions, Except EPS)	Q3 2019	Q3 2018	Qtr over Qtr Change	2019 YTD	2018 YTD	Yr over Yr Change	Notes
New Homes Delivered	443	312	42.0%	1,205	905	33.1%	record for any quarter
Net New Home Orders	436	297	46.8%	1,334	1,118	19.3%	
Net Orders Per Community Per Quarter	5.5	4.1	34.1%	5.5	5.7	(3.5)%	
Residential Units Revenue	$199.9	$139.5	43.4%	$536.6	$406.9	31.9%	record for any quarter
Total Revenues	$209.4	$152.1	37.7%	$561.5	$438.5	28.1%	record for any quarter
Backlog	$319.7	$309.0	3.5%				
Average Selling Communities	80	72	11.1%	81	65	24.6%	driver for growth for 2020
Net Debt to Capital	28.5%	26.8%					increase in financial leverage w/ inexpensive debt
Total Lots Owned and Controlled	9,269	8,101	14.4%				driver for growth for 2020
Units Under Construction	1,306	1,113	17.3%				driver for growth for 2020
Last 12 Months Construction Starts	1,781	1,441	23.6%				driver for growth for 2020
Homebuilding Gross Margin	21.1%	25.0%	(3.9)%	21.3%	25.7%	(4.4)%	
Adjusted Homebuilding Gross Margin	22.2%	25.6%	(3.4)%	22.4%	26.3%	(3.9)%	
Net Income Attributable to Noncontrolling Interests as % of Residential Units Revenue	1.7%	2.3%	(0.6)%	0.7%	2.3%	(1.6)%	
Adjusted Pre-tax Income Attributable to GRBK	$21.4	$16.9	26.4%	$57.5	$52.3	9.9%	
Adjusted Pre-Tax Income as % of Total Revenues	10.2%	11.1%		10.2%	11.9%		6.30.19 median small cap 5.6% / median mid-cap 8.3%
Adjusted Pre-Tax Income Return on Average Invested Capital*	11.6%	10.7%		10.8%	11.7%		6.30.19 median small cap 5.3% / median mid-cap 7.6%
EBITDA	$24.5	$18.8	30.2%	$65.9	$57.2	15.1%	
Basic EPS	$0.31	$0.24	29.2%	$0.85	$0.76	11.8%	Q3 2019 was record EPS for any quarter with 29% YOY growth
Net Income Attributable to GRBK	$15.7	$12.2	28.5%	$42.7	$38.3	11.7%	
Net Income Return on Average Equity*	12.5%	10.9%	14.7%	11.7%	11.7%	-%	6.30.19 median small cap 9.2% / median mid-cap 12.3% who all have much more leverage

*Annualized

BUILDING COMMUNITIES | DEVELOPING DREAMS

14

PRE-TAX RESULTS EXCEED PEER SMALL-CAP AND MID-CAP BUILDERS Green Brick achieves a return on invested capital that exceeds our peers Green Brick Q3 2019 KPIs vs Peer Median by Market Capitalization, Last Twelve Months 1 2 15.0% GRBK Median Small Cap Median Mid Cap 12.3% 11.6% 10.0% 10.6% 10.0% 9.2% 8.3% 7.6% 5.0% 5.6% 5.3% 0.0% AdjustedPretax Pre-tax Income Income % %of of Total Total Revenues Revenues AdjustedPre-Tax Pre Income-tax Income % of % Average of Average Invested Invested Capital Capital NetNet Income Income Return Return onon AvAverageerage Equity Equity Source: Company data. (1) Small Cap peers include BZH, CCS, LGIH, MHO, and WLH; data for peers is through 6.30.19 (2) Mid Cap peers include MDC, KBH, MTH, and TMHC; data for peers is through 6.30.19 BUILDING COMMUNITIES | DEVELOPING DREAMS 15

BALANCE SHEET STRENGTH Unlike most peers, our conservative financial leverage allows us to continue high margin growth. • GRBK Net Debt* to Capital is 28.5% as of September 30, 2019 versus an average 44.2% for covered public builders (Peer data as of 6.30.19) Net Debt* to Total Capital Q3 2019 70.0% 60.9% 57.8% 56.6% 48.6% 47.2% 44.1% 43.3% 39.4% 35.5% 33.4% 31.6% 29.5% 28.5% 21.2% BZH WLH NWHM CCS LGIH MHO TMHC KBH LEN TOL MTH PHM MDC GRBK DHI Source: Public filings of each peer company * ”Net Debt” equals total debt minus cash. Total capital equals net debt plus stockholder’s equity excluding equity attributable to noncontrolling interests. BUILDING COMMUNITIES | DEVELOPING DREAMS 16

DRIVERS FOR INCREASE IN RETURN ON EQUITY With significant growth drivers in place, Green Brick can enhance future returns on equity through: • Modest increase in debt to capital up to 35%. Consolidated debt is priced significantly less than most small-cap peers and mid-cap peers. • Scale our SG&A leverage by controlling corporate overhead growth while our Team Builders experience top-line growth. • Expand the breadth of our existing financial services platforms. • Increase operating efficiencies at the Team Builder level. • Expand Trophy Signature Homes into new markets. BUILDING COMMUNITIES | DEVELOPING DREAMS 17

APPENDIX BUILDING COMMUNITIES | DEVELOPING DREAMS 18

NON-GAAP RECONCILIATION Adjusted Homebuilding Gross Margin Reconciliation Twelve Twelve Twelve Three Months Three Months Nine Months Nine Months Months Months Months (Unaudited, in Thousands) Ended Ended Ended Ended Ended Ended Ended September September September September September September September 30, 2019 30, 2018 30, 2019 30, 2018 30, 2019 30, 2018 30, 2017 Residential Units Revenue $199,918 $139,459 $536,560 $406,903 $708,550 $541,412 $424,228 Less: Mechanic’s Lien Contracts Revenue (2,638) (2,060) (7,557) (5,260) (10,013) (6,304) (5,072) Home Closings Revenue $197,280 $137,399 $529,003 $401,643 $698,537 $535,108 $419,156 Homebuilding Gross Margin $41,704 $34,282 $112,703 $103,068 Add Back: Capitalized Interest Charged to Cost of Revenues 2,183 957 5,553 2,582 Adjusted Homebuilding Gross Margin $43,887 $35,239 $118,256 $105,650 Adjusted Homebuilding Gross Margin Percentage 22.2% 25.6% 22.4% 26.3% BUILDING COMMUNITIES | DEVELOPING DREAMS 19

NON-GAAP RECONCILIATION

Adjusted GRBK Pre-tax Income as a Percentage of Total Revenues and GRBK Pre-tax Income Return on Average Invested Capital

(Unaudited, in Thousands)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	Twelve Months Ended September 30, 2019
Net Income Attributable to Green Brick	$15,671	$12,197	$42,736	$38,269	$56,090
Income Tax Expense Attributable to Green Brick	5,743	4,746	14,753	13,230	18,507
Transaction Expenses	—	—	—	827	—
Adjusted Pre-tax Income Attributable to Green Brick	$21,414	$16,943	$57,489	$52,326	$74,597
Total Revenues	$209,404	$152,052	$561,538	$438,527	$746,658
Adjusted Pre-tax Income Attributable to Green Brick as a % of Total Revenues	10.2%	11.1%	10.2%	11.9%	10.0%
Beginning Total Green Brick Stockholders' Equity	$493,470	$443,324	$468,351	$416,347	$455,686
Ending Total Green Brick Stockholders' Equity	508,715	455,686	508,715	455,686	508,715
Average Total Green Brick Stockholders' Equity	$501,093	$449,505	$488,533	$436,017	$482,201
Beginning Debt	$232,657	$167,600	$200,386	$115,699	$200,010
Ending Debt	238,150	200,010	238,150	200,010	238,150
Average Debt	$235,404	$183,805	$219,268	$157,855	$219,080
Adjusted Pre-tax Income Attributable to Green Brick	$21,414	$16,943	$57,489	$52,326	$74,597
Divided by: Average Invested Capital	736,496	633,310	707,801	593,872	701,281
Multiplied by: Annualization Factor	4	4	1.33	1.33	1
Adjusted Pre-tax Income Return on Average Invested Capital, Annualized	11.6%	10.7%	10.8%	11.7%	10.6%

BUILDING COMMUNITIES | DEVELOPING DREAMS 20

NON-GAAP RECONCILIATION EBITDA Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended (Unaudited, in Thousands) September 30, 2019 September 30, 2018 September 30, 2019 September 30, 2018 Adjusted Pre-tax Income Attributable to Green Brick $21,414 $16,943 $57,489 $52,326 Add Back: Capitalized Interest Charged to Cost of Revenues 2,324 1,114 5,919 3,079 Add Back: Depreciation and Amortization Expense 765 766 2,443 1,804 EBITDA $24,503 $18,823 $65,851 $57,209 BUILDING COMMUNITIES | DEVELOPING DREAMS 21

NON-GAAP RECONCILIATION Net Income Return on Average Equity Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended Twelve Months Ended (Unaudited, in Thousands) September 30, 2019 September 30, 2018 September 30, 2019 September 30, 2018 September 30, 2019 Net Income Attributable to Green Brick $15,671 $12,197 $42,736 $38,269 $56,090 Beginning Total Green Brick Stockholders’ Equity $493,470 $443,324 $468,351 $416,347 $455,686 Ending Total Green Brick Stockholders’ Equity 508,715 455,686 508,715 455,686 508,715 Average Total Green Brick Stockholders’ Equity $501,093 $449,505 $488,533 $436,017 $482,201 Net Income Attributable to Green Brick $15,671 $12,197 $42,736 $38,269 $56,090 Divided by: Average Total Green Brick $501,093 $449,505 $488,533 $436,017 $482,201 Stockholders’ Equity Multiplied by: Annualization Factor 4.00 4.00 1.33 1.33 1.00 Net Income Return on Average Equity, 12.5% 10.9% 11.7% 11.7% 11.6% Annualized BUILDING COMMUNITIES | DEVELOPING DREAMS 22

The Providence Group of Georgia| East of Main, Alpharetta, GA Award-Winning Luxury Single-Family and Townhomes THIRD QUARTER INVESTOR CALL PRESENTATION 2019 2805 Dallas Parkway, Suite 400 Plano, Texas 75093 | www.greenbrickpartners.com